EXECUTION VERSION

Huazhu Group Limited

As of November 26, 2018

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Morgan Stanley Asia International Limited
Level 31,
International Commerce Centre,
1 Austin Road West, Kowloon, Hong Kong

Restricted ADSs /Affiliate/Custody & Pledge/ Morgan Stanley (CUSIP No. 46647L998)

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of March 25, 2010, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Huazhu Group Limited, an exempted company incorporated under the laws of the Cayman Islands and previously known as “China Lodging Group, Limited” (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined in this letter agreement (this “Letter Agreement”), shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain persons (including Affiliates of the Company), the names of which will be provided by the Company to the Depositary from time to time pursuant to the depositary procedures set forth in Section 1 below (the “Restricted Holders”), to own Shares that constitute Restricted Securities in the form of Restricted ADSs, to arrange for such Restricted ADSs to be held by Morgan Stanley Asia International Limited or its successor or assign (“MSAIL”, and in its capacity as securities intermediary, the “Intermediary”) for the benefit of the Restricted Holders or to pledge such Restricted ADSs to MSAIL and certain of its affiliates (collectively, the “Morgan Stanley Companies”) in connection with loan agreements and security documents that may be entered into between such Restricted Holders and the Morgan Stanley Companies from time to time (collectively, the “Loan and Security Documents”), including, without limitation, a customer agreement (including the general dealing terms therein and each module and supplement entered into between the Restricted Holder and the Morgan Stanley Companies), and a security agreement between the Restricted Holder and the Morgan Stanley Companies. The Depositary agrees to accommodate the deposit of Restricted Securities by, or on behalf of, the Restricted Holders and the issuance and delivery of Restricted ADSs to the Intermediary (or its nominee) for the benefit of the Restricted Holders, provided that the terms of deposit of the Restricted Securities for Restricted ADSs neither (a) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (b) violate or conflict with any law, rule or administrative position applicable to the ADSs.

The terms of the Deposit Agreement shall be supplemented as set forth in this Letter Agreement, inter alia, for the purpose of accommodating (i) the deposit of Restricted Securities by the Restricted Holders and the issuance and delivery of Restricted ADSs to the Intermediary for the benefit of the Restricted Holders, and the pledge from time to time by the Restricted Holders of some or all of the Restricted ADSs to the Morgan Stanley Companies, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that a draft form of this Letter Agreement (without party names) may be filed as an exhibit to the next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Depositary and the Intermediary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.        Depositary Procedures. The Company consents, under Section 2.3 of the Deposit Agreement, to the deposit by the Restricted Holders up to the number of Shares listed opposite such Restricted Holders’ names on lists to be provided by the Company to the Depositary from time to time in writing (the “Restricted Shares”) and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated Restricted ADSs, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Intermediary (or its nominee) for the benefit of the Restricted Holders. The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively. In connection with each deposit of Designated Shares and request for issuance and delivery of Designated Restricted ADSs to the Intermediary (or its nominee) (which request shall not be unreasonably denied), (i) the Company shall deliver to the Depositary with a copy to the Intermediary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A hereto (each a “Consent and Delivery Instruction”), and (ii) each of the applicable Restricted Holders shall be required to deliver to the Depositary and the Company a duly completed and signed Restricted Holder Confirmation substantially in the form of Exhibit G hereto (each a “Restricted Holder Confirmation”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian appointed by the Depositary under the terms of the Deposit Agreement (the “Share Custodian”) by the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance and delivery of Designated Restricted ADSs upon deposit of the corresponding Designated Shares under the terms of this Letter Agreement by the Depositary to the Intermediary (or its nominee), and the pledge from time to time of some or all of such Designated Restricted ADSs to the Morgan Stanley Companies, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the Intermediary as registered holder of Designated Restricted ADSs upon the issuance of the Designated Restricted ADSs and from time to time thereafter, as reasonably requested by the Intermediary, in each case upon the terms set forth herein (it being acknowledged that a request by the Intermediary on a weekly or more frequent basis shall be deemed reasonable). The Depositary agrees that upon a telephonic or email request by the Intermediary to the addressee(s) designated by the Depositary, it shall deliver via email a print screen of the Account Statement (without reference to the holder ID and Tax ID) within one New York business day of such request, and if so requested in that request, deliver a hard copy of such Account Statement by post promptly thereafter. Designated Shares deposited by a Restricted Holder shall be held in a separate account with the Share Custodian and the corresponding Designated Restricted ADSs shall be Delivered to a separate account (an “Account”) in the name of the Intermediary (or its nominee). Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.        Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of, and to, the Depositary in the establishment of the procedures referred to in Sections 1, 3, 4, 5, 6, 8 and 9 hereof and (ii) take commercially reasonable steps requested by the Depositary to ensure that the establishment of such procedures does not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs (other than the Intermediary or the relevant Restricted Holder) and does not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, to the effect that assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) its Cayman Islands counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman Islands law enforceable against the Company upon its terms, (iii) all approvals required by Cayman Islands law to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been obtained, and (iv) the terms of this Letter Agreement and the transactions contemplated by this Letter Agreement do not and will not contravene or conflict with any Cayman Islands law of general application. In addition, at the time of deposit of the Designated Shares and the issuance of the Designated Restricted ADSs, the Company shall cause its U.S. counsel to deliver an opinion to the Depositary stating to the effect that the deposit of Designated Shares by the Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act.

3.        Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs to the Intermediary (or its nominee) only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction from the Company, (ii) confirmation from the Share Custodian of the receipt of the due deposit of the Designated Shares by a Restricted Holder, (iii) the applicable Restricted Holder Confirmation, and (iv) payment of applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company that results in the issuance of additional Designated Restricted ADSs to the Holders thereof. If any additional Designated Restricted ADSs are to be delivered to the Intermediary (or its nominee) pursuant to clause (y) of the preceding sentence, the Depositary shall so notify the Intermediary and shall deliver such Designated Restricted ADSs to the applicable Account designated by the Intermediary.

The Depositary shall cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under CUSIP No. 46647L998 (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to other Restricted ADS letter agreements) and the Designated Shares corresponding to Designated Restricted ADSs credited to each Account to be held separate and distinct by the Share Custodian from the other Deposited Securities held by the Share Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed to issue the Designated Restricted ADSs in the form of Uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Intermediary (or its nominee) for the benefit of the Restricted Holders subject to the restrictions specified in Section 4 below.

4.        Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statement to be sent by the Depositary to the Intermediary upon the issuance of Designated Restricted ADSs shall contain the following legend (the “Legend”):

“THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF HUAZHU GROUP LIMITED (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (AS SO AMENDED AND SUPPLEMENTED, THE “RESTRICTED ADS LETTER AGREEMENT”), AND THE DEPOSIT AGREEMENT, DATED AS OF MARCH 25, 2010, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A. IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL EITHER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT OR OTHERWISE REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

In the event that the Designated Restricted ADSs are to be issued in certificated form at the request of the Intermediary, the ADR issued to evidence the Designated Restricted ADSs shall contain a legend substantially in the form of the Legend, but with such modifications as are appropriate to reflect the issuance of the Designated Restricted ADSs in certificated form.

5.        Limitations on Transfer of Designated Restricted ADSs. (A) Except as provided in paragraph (B) below or in Section 8, the Designated Restricted ADSs shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, (ii) a Transfer Certification from the Holder thereof substantially in the form attached hereto as Exhibit B, (iii) such other documentation as counsel to the Depositary advises is necessary to satisfy mandatory obligations of U.S. or Cayman Islands law, and (iv) if requested by the Depositary, opinions of U.S. counsel reasonably satisfactory to the Depositary as to compliance with the terms of the legend set forth above in Section 4 (provided that the Depositary agrees that any opinion of Latham & Watkins LLP as to the compliance with the terms of the legend set forth above in Section 4 shall be deemed reasonably satisfactory to the Depositary). Upon satisfaction of the conditions set forth in clauses (i) to (iv) of the preceding sentence, the Depositary shall use commercially reasonable efforts to register the transfer, as promptly as commercially practicable following receipt of an instruction from the Holder thereof, of the Designated Restricted ADSs in accordance with the instruction of such Holder; provided that, the Depositary shall not be liable for any delays or failures in respect of the foregoing through no fault of its own resulting from acts of God, terrorist acts, storms, floods, war, civil unrest, disruption, delay or limit of the payment or settlement system, or similar causes beyond the control of the Depositary.

(B) Notwithstanding the foregoing, the Restricted ADSs shall be transferrable from the Holder thereof acting as “Intermediary” (the “Departing Intermediary”) to any person who is, from time to time, appointed as the successor “Intermediary” (the “Successor Intermediary”). In connection with any such transfer of the Restricted ADSs, the Depositary and the Company agree that upon receipt from the Departing Intermediary or the Successor Intermediary of (i) a duly completed Transfer Certification substantially in the form of Exhibit B hereto, (ii) a duly completed and signed Assignment Instruction and Assumption Agreement substantially in the form attached hereto as Exhibit H, and (iii) such other documentation as counsel to the Depositary advises is necessary to satisfy mandatory obligations of U.S. or Cayman Islands law, the Depositary shall use commercially reasonable efforts to register the transfer, as promptly as commercially practicable following receipt of the documents referred to in (i) to (iii), of the Designated Restricted ADSs to the Successor Intermediary, whereupon the Depositary and the Company agree that all rights and obligations of the Departing Intermediary under this Letter Agreement (other than the indemnity obligations of the Departing Intermediary for actions taken hereunder prior to that date) shall be assigned to, and assumed by, the Successor Intermediary, and the Successor Intermediary shall become the Holder of the Designated Restricted ADSs; provided that, the Depositary shall not be liable for any delays or failures in respect of the foregoing through no fault of its own resulting from acts of God, terrorist acts, storms, floods, war, civil unrest, disruption, delay or limit of the payment or settlement system, or similar causes beyond the control of the Depositary. The Depositary further agrees that no Depositary fees shall be payable in respect of such transfer.

The Depositary hereby confirms that no documents (any such document, a “Transfer New Required Document”) would be requested by the Depositary under clause (A)(iii) or (B)(iii) of the immediately preceding paragraphs if the relevant transfer of the Designated Restricted ADSs were effected pursuant to this Section 5 as of the date hereof, and the Depositary agrees that, upon request of the Intermediary from time to time, the Depositary will promptly (and in any case no later than two New York business days) following the request either repeat the confirmation set forth above in this sentence to the Intermediary or notify the Intermediary in reasonable detail of the relevant Transfer New Required Document.

6.        Limitations on Cancellation of Designated Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares at the instruction of the Holder thereof unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the Holder thereof a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a “Withdrawal Certification”). Upon satisfaction of the conditions set forth in clause (x) and clause (y) of the preceding sentence, the Depositary shall use commercially reasonable efforts to release, as promptly as commercially practicable following receipt of an instruction from the Holder thereof, the Designated Shares identified by such Holder and cancel any Designated Restricted ADSs identified by such Holder in order to withdraw the underlying Designated Shares; provided that, the Depositary shall not be liable for any delays or failures in respect of the foregoing through no fault of its own resulting from acts of God, terrorist acts, storms, floods, war, civil unrest, disruption, delay or limit of the payment or settlement system, or similar causes beyond the control of the Depositary.

7.        Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. The Depositary shall not be obligated to treat the Holders of Designated Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement, except as specifically contemplated herein.

8.        Limitations on Exchange of Designated Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel any or all of the Designated Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) from the Holder thereof, a duly completed and signed Resale Certification and Instruction Letter, substantially in the form attached hereto as Exhibit D (the “Resale Certification and Instruction Letter”), (ii) an opinion contemplated in the Resale Certification and Instruction Letter from (A) the U.S. securities counsel of the Company reasonably acceptable to the Depositary or (B) Latham & Watkins LLP or another U.S. securities counsel appointed by MSAIL that is reasonably acceptable to the Depositary substantially in the form of Exhibit F hereto, (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement (not exceeding USD0.05 per freely transferable ADS), and (iv) such other documentation as counsel to the Depositary advises is necessary to satisfy mandatory obligations of U.S. or Cayman Islands law. The Depositary shall use commercially reasonable efforts to effect such cancellation and issuance as promptly as commercially practicable following receipt of the documentation required by this Section 8, provided that the Depositary shall not be liable for any delays or failures in respect of the foregoing through no fault of its own resulting from acts of God, terrorist acts, storms, floods, war, civil unrest, disruption, delay or limit of the payment or settlement system, or similar causes beyond the control of the Depositary.

The Depositary hereby confirms that no documents (any such document, an “Exchange New Required Document”) would be requested by the Depositary under clause (iv) of the immediately preceding paragraph if the relevant delivery of freely transferable ADSs were effected pursuant to this Section 8 as of the date hereof, and the Depositary agrees that, upon request of the Intermediary from time to time, the Depositary will promptly (and in any case no later than two New York business days) following the request either repeat the confirmation set forth above in this sentence to the Intermediary or notify the Intermediary in reasonable detail of the relevant Exchange New Required Document.

9.        Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and to treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, and (y) (A) an opinion of U.S. counsel to the Company or (B) an opinion of Latham & Watkins LLP or another U.S. securities counsel appointed by the Intermediary that is reasonably acceptable to the Depositary, stating, inter alia, to the effect that the restrictive notations with respect to Designated Restricted ADSs and the Designated Shares may be removed in accordance with the Deposit Agreement and this Letter Agreement and that the Designated Restricted ADSs and the Designated Shares are not subject to any greater limitations on transfer or sale by the Intermediary under the Securities Act than Shares and ADS(s) that are not Restricted Securities. Upon receipt of such instructions and opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for inclusion in the applicable book-entry settlement system. For avoidance of doubt, the parties agree that the conditions of this Section 9 do not apply to the circumstances set out in Section 8.

10.       UCC Classification. Each Designated Restricted ADS shall constitute a “security” within the meaning of, and shall be governed by, Article 8 of the Uniform Commercial Code (including section 8-102(a)(15) thereof) as in effect from time to time in the State of New York.

11.       Representations and Warranties. The Company hereby represents and warrants to each of the Depositary and the Intermediary as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Letter Agreement that (a) the Designated Shares being deposited or to be deposited by the Restricted Holders for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit from time to time of Designated Shares by Restricted Holders and the issuance and delivery of Designated Restricted ADSs to the Intermediary (or its nominee), in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by Cayman Islands and the People’s Republic of China laws to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been, or will have been, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) to the Company’s knowledge, none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate the provisions of the Securities Act or any other laws applicable to the Company or any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

In addition, each of the Company and the Depositary agrees that it will maintain or cause to be maintained, at all times, an effective registration statement on Form F-6, and confirms that a number of ADSs equal to at least the number of Designated Restricted ADSs issued to the Intermediary hereunder has been allocated and reserved under the Company’s registration statement on Form F-6 as of the date hereof.

The Company agrees that the Intermediary may disclose a copy of this Letter Agreement or any acknowledgement letter of the Company, and any information which the Intermediary has acquired under or in connection with this Letter Agreement or such acknowledgement letter (i) if required to do so under any applicable law or regulation; (ii) to any competent governmental or other regulatory authority; and (iii) to its professional advisers and to the head office, branches, representative office or affiliate of the Intermediary, only to the extent necessary for the relevant advisers or personnel to assist the Intermediary in performing its obligations hereunder.

12.       Indemnity. (a) Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance and delivery of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

(b) The Intermediary agrees to indemnify and hold harmless the Depositary, the Company, and their respective agents, employees, officers and directors (each an "Indemnified Person") for any direct loss, liability or expense incurred as a result of any action or omission of the Intermediary under the terms of this Letter Agreement except to the extent resulting from such Indemnified Person's negligence or bad faith.

13.       Role of the Intermediary. (a) The Company and the Depositary acknowledge that, so long as the Designated Restricted ADSs are registered in the name of the Intermediary (or its nominee), (i) the Intermediary (or its nominee) will be treated as the record holder of such Designated Restricted ADSs (and as such the authorized representative of the Beneficial Owner(s) of the Designated Restricted ADSs), (ii) the Morgan Stanley Companies may make loans from time to time to the Beneficial Owners of the Designated Restricted ADSs and such Beneficial Owners may pledge from time to time some or all of their Designated Restricted ADSs as collateral for such loans, in which case the Morgan Stanley Companies will be the holder of a security interest in the Beneficial Owners’ Designated Restricted ADSs so pledged, and (iii) in taking actions with respect to such Designated Restricted ADSs the Depositary and the Company shall (unless otherwise directed by the Intermediary in writing or required by applicable law or relevant government authorities) only act upon the instructions of the Intermediary (notwithstanding the interests of the Restricted Holders as the Beneficial Owners of the Designated Restricted ADSs).

(b) The Intermediary agrees and warrants to the Company and the Depositary that, so long as the Designated Restricted ADSs are registered in the name of the Intermediary (or its nominee), (i) it will comply and monitor compliance with the restrictions set forth in the Legend, and to communicate such limitations to the Beneficial Owners of the Designated Restricted ADSs, (ii) it (or its nominee) will receive all distributions of cash, securities and corporate action notices on behalf of the Beneficial Owners of the Designated Restricted ADSs, it (or its nominee) will distribute the cash, securities and corporate action notices so received to the Beneficial Owners of the Designated Restricted ADSs upon the terms of the relevant Loan and Security Documents, and it (or its nominee) will act upon any instructions received from the Beneficial Owners of the Designated Restricted ADSs in respect of the corporate actions applicable to the Designated Restricted ADSs it holds pursuant to the terms thereof (including, without limitation, the solicitation of ADS voting instructions), (iii) it (or its nominee) will provide the Company and the Depositary such information about the Beneficial Owners of Designated Restricted ADSs as the Company or the Depositary may request and is available to it as the registered holder of Designated Restricted ADSs; and (iv) it shall not lend, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of or use for financing or other related activities (including without limitation, pursuant to repurchase transactions) any Designated Restricted ADSs (other than, for the avoidance of doubt, facilitate the pledge by the Restricted Holders from time to time of some or all Designated Restricted ADSs to the Morgan Stanley Companies).

14. Governing Law and Jurisdiction. This Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof shall be governed by, the laws of the State of New York as applicable to contracts made and to be wholly performed in that State.

The Company confirms that it has designated and appointed CT Corporation System now at 111 Eighth Avenue, 13th Floor, New York, NY 10011 as its agent for service of process in any proceedings before any United States Federal or State court sitting in New York City in connection with the Deposit Agreement and this Letter Agreement

The parties agree that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of, or in connection with, this Letter Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts.

The parties irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or in connection with this Letter Agreement, and any objection that they may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Section 14, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties further irrevocably and unconditionally waive, to the fullest extent permitted by law, and agree not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any such court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Letter Agreement.

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The parties have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

HUAZHU GROUP LIMITED

By:	/s/ Zhang Min
Name: Zhang Min
Title: Chief Executive Officer

[Signature Page to RADS Agreement]

CITIBANK, N.A., as Depositary

By:	/s/ Hank Hui
Name: Hank Hui
Title: Director

[Signature Page to RADS Agreement]

Morgan Stanley Asia International Limited, as Intermediary

By:	/s/ Laud Wraight
Name: Laud Wraight
Title: Managing Director

[Signature Page to RADS Agreement]

EXHIBITS

A	Consent and Delivery Instruction

B	Transfer Certification

C	Withdrawal Certification

D	Resale Certification and Instruction Letter

E	[Intentionally Omitted]

F	Opinion of Counsel to MSAIL

G	Restricted Holder Confirmation

H	Assignment Instruction and Assumption Agreement

EXHIBIT A
to

Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

_____________________

CONSENT AND DELIVERY INSTRUCTION
_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013

Attention: Account Management

Huazhu Group Limited (CUSIP No.466471L998 )

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of March 25, 2010, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Huazhu Group Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of November 26, 2018, as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and Morgan Stanley Asia International Limited, as intermediary for the Restricted Holders (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby consents to the deposit of the Designated Shares specified in Schedule I by the specified Beneficial Owners thereof, and hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted ADS Letter Agreement) to the Intermediary (or its nominee) at the following address: Level 31, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong.

 Exh. A-1

The Company hereby represents and warrants to the Depositary that, to the Company’s knowledge, the specified Beneficial Owner(s) of the Designated Shares specified on Schedule I hereto will be the Beneficial Owner(s) of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by its officer thereunto duly authorized as of the date set forth above.

HUAZHU GROUP LIMITED

By:
Name:
Title:

Cc:	Morgan Stanley Asia International Limited

 Exh. A-2

Schedule I

Designated Shares	Designated Restricted ADSs	Name and Address of Beneficial Owner(s) of Designated Restricted ADSs
_________________ Shares	_________ RADSs

 Exh. A-3

EXHIBIT B
to

Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

_____________________

TRANSFER CERTIFICATION

_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street, 23rd Floor
New York, New York 10013

Attention: Account Management

Huazhu Group Limited (CUSIP No. 46647L998)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of March 25, 2010, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Huazhu Group Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of November 26, 2018, as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and Morgan Stanley Asia International Limited, as intermediary for the Restricted Holders (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that the Surrendered Restricted ADSs are being transferred in a transaction exempt from the registration under the Securities Act.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement.

 Exh. B-1

[_____________], as Holder

By:
Name:
Title:
Date:

 Exh. B-2

MEDALLION SIGNATURE GUARANTEE

Name of Firm Issuing Medallion Guarantee: _____________________________________________________________

Authorized Signature of Officer: _____________________________________________________________________

Title of Officer Signing This Guarantee: ________________________________________________________________

Address: ______________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number: ___________________________________________________________________

Dated: ________________________________________________________________________________________

Schedule I

The Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated Restricted ADSs:

Name of Transferee:

Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

 Exh. B-3

EXHIBIT C
to

Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

_____________________

WITHDRAWAL CERTIFICATION
_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street

New York, New York 10013

Huazhu Group Limited (CUSIP No. 46647L998 )

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of March 25, 2010, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Huazhu Group Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of November 26, 2018, as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and Morgan Stanley Asia International Limited, as intermediary for the Restricted Holders (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.        This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.        We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

 Exh. C-1

3.        We certify that either (check one):

(a) ______ The Beneficial Owner of the Restricted ADSs has sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted Shares represented by the Restricted ADSs surrendered herewith to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act [, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(b) ______ The Beneficial Owner of the Restricted ADSs has sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted Shares represented by the Restricted ADSs surrendered herewith in a transaction exempt from registration pursuant to Rule 144 under the Securities Act[, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(c) ______ The Beneficial Owner of the Restricted ADSs will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, has confirmed to us in writing that it (x) will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act and given to such term in the Deposit Agreement), except in accordance with the Restricted ADS Letter Agreement.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

 Exh. C-2

Name of Holder:	__________________________________

Number of Restricted ADSs to be cancelled:	__________________________________

Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Holder:	__________________________________
Name: Title:

MEDALLION SIGNATURE GUARANTEE

Name of Firm Issuing Medallion Guarantee: _____________________________________________________________

Authorized Signature of Officer: _____________________________________________________________________

Title of Officer Signing This Guarantee: ________________________________________________________________

Address: ______________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number: ___________________________________________________________________

Dated: ________________________________________________________________________________________

 Exh. C-3

EXHIBIT D

to
Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

_____________________

RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

Citibank, N.A., as Depositary
388 Greenwich Street

New York, New York 10013
Attn.: Broker Services

Huazhu Group Limited (CUSIP No. 46647L998)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of March 25, 2010, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Huazhu Group Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of November 26, 2018, as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and Morgan Stanley Asia International Limited, as intermediary for the Restricted Holders (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Resale Certification and Instruction Letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.46647L998) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

 Exh. D-1

The undersigned certifies that (please check appropriate box below):

*☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only): (x) the Restricted ADSs to be sold and the Restricted Shares represented thereby are not being sold by an Affiliate of the Company and such seller has not been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired (or were deemed to have been so acquired within the meaning of Rule 144(d)(3)(iv) under the Securities Act) from the Company or an Affiliate of the Company, and (z) the Company has stated in its most recent filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that it has complied with the applicable reporting requirements of the Exchange Act specified in Rule 144(c)(1) for the preceding twelve months, and the undersigned does not know, and has no reason to believe, that the Company has not complied with such requirements;

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only): (x) the Restricted ADSs to be sold and the Restricted Shares represented thereby are not being sold by an Affiliate of the Company and such seller has not been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired (or were deemed to have been so acquired within the meaning of Rule 144(d)(3)(iv) under the Securities Act) from the Company or an Affiliate of the Company;

OR

** ☐ Sale Exempt from Registration (other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

______________________________

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.
** An opinion of counsel must be delivered to cover this transaction to the Depositary upon the terms contemplated in the Restricted ADS Letter Agreement.

 Exh. D-2

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Other: _______________________________________________.

      [Please fill in details]

[The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)].

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________

Restricted ADSs (CUSIP No. 46647L998 ), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________

(CUSIP No. 44332N106)

 Exh. D-3

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant:	_____________________________
DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________
Onward Delivery Instructions of undersigned:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

2.       If ADSs are to be issued delivered in the form of Uncertificated Restricted ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________
Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

 Exh. D-4

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Holder:	__________________________________
Date:	__________________________________
Signature of Holder:	__________________________________
Name: Title:

MEDALLION SIGNATURE GUARANTEE

Name of Firm Issuing Medallion Guarantee: _____________________________________________________________

Authorized Signature of Officer: _____________________________________________________________________

Title of Officer Signing This Guarantee: ________________________________________________________________

Address: ______________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number: ___________________________________________________________________

Dated: ________________________________________________________________________________________

 Exh. D-5

EXHIBIT E
to

Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

_____________________

INTENTIONALLY OMITTED

 Exh. E-1

EXHIBIT F
to

Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

_____________________

OPINION OF COUNSEL TO MSAIL
_____________________

[ ˜ ]

with a copy to:

Citibank, N.A. – ADR Department

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

We are acting as special counsel to [ ˜ ], a [_______] organized under the laws of [ ˜ ] (in its capacity as pledgee), (the “Pledgee”) and, in its capacity as securities intermediary, the “Intermediary”), in connection with the sale by the Pledgee, in the aggregate of [ ˜ ] ordinary shares (the “Ordinary Shares” and such Ordinary Shares sold by the Pledgee and to be delivered to the buyer in the form of American Depositary Shares (the “ADSs”) representing such Ordinary Shares, the “Sold Shares”) of Huazhu Group Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”) that are among the ADSs that are registered in the name of the Intermediary and credited by the Intermediary to a securities account maintained by the Intermediary in the name of [ ˜ ] (the “Pledgor”, and such pledged ADSs, the “Pledged Shares”) that the Pledgor pledged in favor of the Pledgee to secure the Pledgor’s obligations under that certain customer agreement dated as of [ ˜ ] by and between the Pledgor and the Pledgee (the “Customer Agreement” and, together with that certain security agreement dated as of [ ˜ ] by and between the Pledgor and the Pledgee (the “Security Agreement”) , (ii) that certain issuer acknowledgment letter of the Company dated [ ˜ ] acknowledging, inter alia, the transactions contemplated by the Customer Agreement and the Security Agreement and (iii) that certain restricted ADS agreement dated as of November 26, 2018 by and between the Intermediary, Citibank, N.A., as ADS depositary (the “Depositary”) and the Company, the “Transaction Agreements”). In connection with such sale, the Intermediary and Pledgee have requested that we render our opinion that the sale of the Sold Shares may be made without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon paragraph (b)(1) of Rule 144 thereunder (“Rule 144”).

We have participated in conversations with certain officers of the Pledgee and have examined originals or copies of such documents, corporate records, and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

 Exh. F-1

In rendering this opinion, we have assumed, without independent investigation, (i) the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies, (ii) the due authorization, execution and delivery of each of the Transaction Agreements by the parties thereto, (iii) the accuracy of the factual matters contained in all representations and warranties of all parties in each of the Transaction Agreements (the “Representations”), (iv) the accuracy and completeness of the Company’s filings with the Securities Exchange Commission publicly available on the EDGAR webportal (v) the compliance by all parties with the covenants and agreements contained in each of the Transaction Agreements and (vi) the accuracy of the factual matters set forth in the officer’s certificates, substantially in the form attached hereto as Appendix A (the “Certificate”), including the accuracy of factual matters stated in the Certificate to be true to the best of the Pledgee’s knowledge. The Sold Shares to which this opinion relates are the specific Sold Shares referred to in such Certificate.

We also understand, and have assumed, that the Pledgor acquired the Pledged Shares from the Company, and made full payment therefor and took full risk of economic loss thereon, no later than [ ˜ ]1, (the “Acquisition Date”).

Paragraph (b)(1) of Rule 144 provides that if the issuer of the securities is, and has been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any person who is not an affiliate of the issuer at the time of the sale, and has not been an affiliate during the preceding three months, who sells restricted securities of the issuer for his or her own account will be deemed not to be an underwriter of those securities within the meaning of Section 2(a)(11) of the Securities Act if all of the conditions of paragraphs (c)(1) and (d) of Rule 144 are met. However, the requirements of paragraph (c)(1) do not apply to restricted securities sold for the account of a person who is not an affiliate of the issuer at the time of the sale and has not been an affiliate during the preceding three months, provided that a period of one year has elapsed since the later of the date the securities were acquired from the issuer or from an affiliate of the issuer.

Paragraph (d) of Rule 144 determines a person’s holding period for restricted securities. If the issuer of the securities is, and has been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, a minimum of six months must elapse between the later of the date of the acquisition of the securities from the issuer or from an affiliate of the issuer and any resale of such securities in reliance on Rule 144 for the account of either the acquiror or any subsequent holder of those securities. This six-month holding period requirement is one year when the issuer is not subject to such reporting requirements. However, under paragraph (d)(3)(iv) of Rule 144, securities that are bona fide pledged by an affiliate of the issuer when sold by the pledgee, or by a purchaser, after a default in the obligation secured by the pledge, will be deemed to have been acquired when they were acquired by the pledgor, except that if the securities were pledged without recourse they will be deemed to have been acquired by the pledgee at the time of the pledge or by the purchaser at the time of the purchase.

In a letter dated August 26, 1992 to Union Bank (the “Union Bank Letter”),2 the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) offered its views on the following facts. Union Bank extended a bona fide loan (the “Loan”) to a company (the “Borrower”) that was principally owned by two persons (the “Union Pledgors”). The Union Pledgors executed guarantees of the Borrower’s obligations under the Loan and, to secure such guarantees, pledged to Union Bank shares of common stock of a company (the “Issuer”) of which the Union Pledgors were affiliates (the “Pledged Securities”). The Staff stated that under such circumstances Union Bank would be able to rely on Rule 144(k)3 to sell the Pledged Securities upon foreclosure following a default by the Union Pledgors under the Loan without regard to the limitations or requirements set forth in paragraphs (c), (e), (f) and (h) of Rule 144, so long as (i) Union Bank as pledgee was not at the time of such sale, and had not been during the three months preceding such sale, an affiliate of the Issuer and (ii) the combined holding periods of the Union Pledgors and Union Bank in respect of the Pledged Securities totalled at least three years.4, 5

__________________________________

1 NTD: insert date one year prior to date of Security Agreement (see [●] of the Facility Agreement).

2 See Union Bank, SEC No-Action Letter, 1992 SEC No-Act. LEXIS 886 (Aug. 26, 1992).

3 Rule 144(k) permitted holders of restricted securities to disregard the current public information requirement, volume limitation, manner of sale requirement and notice requirements for certain non-affiliates who resell restricted securities of an issuer that they have beneficially owned for at least two years prior to the sale. Although Rule 144(k) was removed from Rule 144 by the 2007 amendments to Rule 144, which became effective on February 15, 2008 (the “2007 Amendments”), the benefits it afforded to certain non-affiliates of an issuer who held restricted securities continue to be available to such persons as a result of paragraph (b)(1) of Rule 144.

4 The Union Bank Letter followed a series of no-action letters issued by the Staff that reached a similar conclusion. See, e.g., MBank Fort Worth, N.A., SEC No-Action Letter, 1988 SEC No-Act. LEXIS 83 (Feb. 1, 1988); Security Pacific National Bank, SEC No-Action Letter, 1983 SEC No-Act. LEXIS 1665 (Jan. 24, 1983); Everest & Jennings International, SEC No-Action Letter, 1981 SEC No-Act. LEXIS 4298 (Nov. 19, 1981).

5 This three-year holding period was reduced to two years as a result of the amendments to Rule 144 that became effective in 1997, and then subsequently reduced to either six months or one year as a result of the 2007 Amendments.

 Exh. F-2

The Commission explained in the adopting release for the 2007 Amendments6 that the 2007 Amendments were intended to significantly reduce the conditions applicable to sales of restricted securities by non-affiliates. To that end, that adopting release states that the volume limitations set forth in paragraph (e) of Rule 144 would no longer apply to resales of restricted securities by non-affiliates as a result of the 2007 Amendments, “[although] an affiliate pledgor . . . will be required to aggregate the amount of securities sold for the account of a pledgee . . . even where there is no concerted action, in accordance with Rule 144(e)(3)(ii), (iii), and (iv) in order to determine the amount of securities that is permitted to be sold under Rule 144.”7 In the Compliance and Disclosure Interpretation issued in 2009, the Staff reaffirmed the guidance previously provided in the Union Bank Letter and the predecessor no-action letters.8 We are not aware of contrary authority.

With your permission, based on the Certificate of the Pledgee, we have assumed that the Pledgee is not, and has not been during the three months preceding the date hereof, an “affiliate”, as such term in used in Rule 144, of the Company.

Based upon the foregoing, we are of the opinion that the sale of the Sold Shares may be made without registration under the Securities Act in reliance upon paragraph (b)(1) of Rule 144.9

This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. Notwithstanding the foregoing, the Depositary may rely on the opinion we set forth in the immediately preceding paragraph solely in connection with the above matter, but it shall not rely on such opinion for any other purpose or furnish this opinion to any other person without our prior written consent.

Very truly yours,

__________________________________

6 See Revisions to Rules 144 and 145, Securities Act Release No. 33-8869, 17 CFR Parts 230 and 239 (Dec. 6, 2007).

7 Id. at 25 n. 66.

8 2009 SEC Compliance and Disclosure Interpretations, Question 132.15 (Jan. 26, 2009).

9 For the avoidance of doubt, this Opinion cannot be issued before the date 6 months following the Acquisition Date, provided the requirements of Rule 144(c)(1) under the Securities Act are met with respect to the Sold Shares, or before the date 12 months following the Acquisition Date otherwise.

 Exh. F-3

APPENDIX A

[Form of Certificate to Special Counsel]

I, [_______], [title] of [ ˜ ] (the “Pledgee”), do hereby certify as follows:

(1)	[ ˜ ] (the “Pledgor”) granted a security interest (the “Pledge”) over the ordinary shares (in the form of American Depositary Shares) of Huazhu Group Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”, such ordinary shares, the “Ordinary Shares” and such pledged Ordinary Shares, the “Pledged Shares”) to the Pledgee, to secure Pledgor’ obligations under that certain customer agreement dated as of [ ˜ ] by and between the Pledgor and the Pledgee (the “Customer Agreement”). The transaction contemplated by the Customer Agreement was entered into by the Pledgee in good faith and at arm’s length and to the Pledgee is a bona fide loan transaction. Such transaction was not entered into by the Pledgee with an expectation that the Pledgor would default in its obligations thereunder or that the Pledgee would have to enforce the Pledge. The Pledgee considers the Pledge a bona fide pledge to secure Pledgor’s obligations under the Customer Agreement. To the extent that enforcement of the Pledge does not satisfy all of Pledgor’s obligations under the Customer Agreement, the Pledgee will have full recourse to other assets of the Pledgor in connection with enforcement of such obligations. The Pledge was not entered into by the Pledgee with the intent of facilitating a disposition of the Ordinary Shares subject to the Pledge. The Pledgee had no reason to believe that the representations and warranties of the Pledgor set forth in Clause 3.8 (Bona Fide and Full Recourse Loan) of the side letter to the Customer Agreement dated [ ˜ ] between the Pledgor and the Pledgee were untrue, incorrect or otherwise misleading when made.

(2)	The Pledge was evidenced by that security agreement dated as of [˜ ] by and between the Pledgor and the Pledgee (the “Security Agreement”) in respect of Ordinary Shares pledged to secure the Pledgor’s obligations under the Customer Agreement.

(3)	Other than the Ordinary Shares subject to the Pledge, Pledgee and each person subject to aggregation of Ordinary Shares with Pledgee under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder directly or indirectly beneficially own (as defined under Section 13 of the Exchange Act and the rules promulgated thereunder), as of the date hereof, not more than [___]% of the number of outstanding Ordinary Shares set forth in Paragraph 4 below.

(4)	To the best of the Pledgee’s knowledge based on publicly available information as of the date hereof, there are [_____] Ordinary Shares outstanding.

(5)	No director on the board of directors of the Company or any Parent of the Company is an officer, director, employee or affiliate of the Pledgee or any of its affiliates, except as disclosed to the Special Counsel. “Parent” means all persons listed as filers in the most recent Schedule 13G filed by the Pledgor or any other person, or a group of persons, that has filed a Schedule 13D with respect to the Company.

(6)	Neither the Pledgee nor any of its affiliates is currently a party to any written agreement with the Company or any Parent of the Company, which provides the Pledgee or such an affiliate with the right to nominate or appoint a member or members of the Company’s board of directors, except as disclosed to the Special Counsel.

(7)	Taking into account the foregoing, the Pledgee is not, nor has been during the three months preceding the date hereof, an “affiliate,” within the meaning of Rule 144(a)(1) under the Securities Act of 1933, as amended, of the Company.

 Exh. F-4

(8)	An Event of Default under (and as defined in) the Customer Agreement secured by the Pledge has occurred and is continuing. The Pledgee believes in good faith that such Event of Default (as defined in the Customer Agreement) has not been intended by the Pledgor as a means of facilitating the disposition of the Ordinary Shares subject to the Pledge. On the date hereof, Pledgee or its affiliates sold [____] Ordinary Shares subject to the Pledge in the form of American Depositary Shares representing such Ordinary Shares (the “Sold Shares”).

IN WITNESS WHEREOF, I have hereunto set my hand this [__] day of [_____], 20[__].

By:
Name:
Title:

 Exh. F-5

EXHIBIT G
to

Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

__________________________________________

Restricted Holder Confirmation
_____________________

Citibank, N.A., as Depositary
388 Greenwich Street
New York, New York 10013

Huazhu Group Limited
[_________]

Reference is hereby made to (i) the Deposit Agreement, dated as of March 25, 2010, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Huazhu Group Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of November 26, 2018, as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and Morgan Stanley Asia International Limited, as Intermediary for the Restricted Holders (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or in the Restricted ADS Letter Agreement.

This Restricted Holder Confirmation is being provided in connection with the deposit of Designated Restricted Shares in support of the issuance and delivery of the corresponding Designated Restricted ADSs to the Intermediary pursuant to the Restricted ADS Letter Agreement.

The undersigned hereby confirms to the Company and the Depositary that:

1.	It has entered or intends to enter into certain Loan and Security Documents, none of the terms of which conflict with the terms of the Restricted ADS Letter Agreement.

 Exh. G-1

2.	None of the Depositary or the Company shall have any obligation to monitor the actions of the Intermediary under the terms of the Restricted ADS Letter Agreement or the Loan and Security Documents.

3.	Each of the Depositary and the Company is authorized and directed to rely on information and instructions received from the Intermediary upon the terms contemplated in the Restricted ADS Letter Agreement (including, without limitation, the number of Designated Restricted ADSs which from time to time have been pledged to the Morgan Stanley Companies), and none of the Depositary or the Company is required to question the authority of the Intermediary to take the actions contemplated in the Restricted ADS Letter Agreement (including, without limitation, any request for the exchange of any Designated Restricted ADSs for freely transferable ADSs) or the appropriateness of such actions under the terms of the Loan and Security Documents.

4.	The undersigned agrees to indemnify and hold harmless the Depositary, the Company, and their respective agents, employees, officers and directors for any direct loss, liability or expense incurred as a result of any action or omission of the Intermediary under the terms of the Restricted ADS Letter Agreement (to the extent indemnification is not obtained from the Intermediary in accordance with Section 12(b) of the Restricted ADS Letter Agreement).

[__________________]

By:
Name:
Title:
Date:

 Exh. G-2

EXHIBIT H
to

Letter Agreement, dated as of November 26, 2018, by and among
Huazhu Group Limited,
Citibank, N.A., as Depositary, and
Morgan Stanley Asia International Limited, as Intermediary

_____________________

ASSIGNMENT INSTRUCTION AND ASSUMPTION AGREEMENT

_____________________

_______________, ____

Citibank, N.A., as Depositary
388 Greenwich Street
New York, New York 10013

Huazhu Group Limited
[________]

Huazhu Group Limited (CUSIP No. 46647L998)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of March 25, 2010, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Huazhu Group Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of November 26, 2018, as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and Morgan Stanley Asia International Limited, as Intermediary (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This assignment instruction and assumption agreement (this “Assignment and Assumption”) is entered into by and between the Departing Intermediary (as defined in the Restricted ADS Letter Agreement) identified below (the “Assignor”) and the Successor Intermediary (as defined in the Restricted ADS Letter Agreement) identified below (the “Assignee”).

 Exh. H-1

For an agreed consideration, the Assignor hereby irrevocably and unconditionally assigns to the Assignee, and the Assignee hereby irrevocably and unconditionally assumes from the Assignor, subject to and in accordance with the Restricted ADS Letter Agreement, as of the date hereof, (i) all of the Assignor’s rights and obligations in its capacity as the Intermediary and Holder of the Designated Restricted ADSs under the Restricted ADS Letter Agreement and any other documents or instruments delivered pursuant thereto (other than the indemnity obligations of the Departing Intermediary in favor of the Depositary for actions taken under the Restricted ADS Letter Agreement prior to the date hereof), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as the Intermediary and the Holder thereof) against any person, whether known or unknown, arising under or in connection with the Restricted ADS Letter Agreement and any other documents or instruments delivered pursuant thereto or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above. Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

[Name of Departing Intermediary], as Assignor

By

Name:

Title:

[Name of Successor Intermediary], as Assignee

By

Name:

Title:

Exh. H-2